STRONG FOUNDATION. STRONGER FUTURE. Simpson Manufacturing Co., Inc. Investor Presentation January 2022 Exhibit 99.2

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2 IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "target," "continue," "predict," "project," "change," "result," "future," "will," "would," "could," "can," "may," "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, costs of raw materials comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, the timing of the proposed acquisition of the Etanco Group (the “Acquisition”), and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. Forward-looking statements are subject to inherent uncertainties, risk and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in our forward-looking statements include risks related to the occurrence of any event, change or other circumstances that could give rise to the termination of or failure to complete the Acquisition or the agreements and transactions contemplated thereby; the failure of the Company to meet the conditions to closing of the Acquisition, including the conditions related to works council approval; the failure to obtain the financing terms necessary that are acceptable to the Company to fund the Acquisition; costs related to the proposed Acquisition and the impact of the substantial indebtedness to be incurred to finance the Acquisition; the ability of the post- Acquisition company to meet its financial and strategic goals, due to, among other things, its ability to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the post-Acquisition Company may be adversely affected by other economic, business, and/or competitive factors; the Company’s ability to successfully integrate the acquired businesses or generate expected cost savings and synergies from the Acquisition, the duration and impact of the COVID-19 pandemic on our operations and supply chain, and the operations of our customers, suppliers and business partners and those discussed under Part I – Item 1A. Risk Factors and Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10- K, and subsequent filings with the SEC. To the extent that the COVID-19 pandemic adversely affects our business and financial results, it may also have the effect of heightening many of such risk and other factors. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. Safe Harbor

3 Investment Highlights Industry leader with unique business model, strong brand recognition and trusted reputation Diversified product offerings and geographies mitigate exposure to cyclical U.S. housing market Leadership position in wood products with significant opportunities in all addressable markets Industry-leading gross profit and operating margins Strong balance sheet enables financial flexibility and stockholder returns 64% of free cash flow from operations returned to stockholders since 2019(1) (1) Time frame represents January 1, 2019 to September 30, 2021.

4 Simpson’s Brand and Culture At Simpson, we describe the unique culture of our organization as our “Secret Sauce.” To provide solutions that help people design and build safer, stronger structures. OUR MISSION OUR COMPANY VALUES 1. Relentless Customer Focus 2. Long-Range View 3. High-Quality Products 4. Be The Leader 5. Everybody Matters 6. Enable Growth 7. Risk-Taking Innovation 8. Give Back 9. Be Humble, Have Fun

5 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 Note: Stock chart depicts SSD trading history from May 25, 1994 through January 4, 2022. 27-Year Trading History 5/25/1994 Initial public offering at $11.50 (or $2.875 adjusted for two stock splits in August 2002 & November 2004). 3/24/2020 COVID-19 pandemic declared 8/19/2002 2 for 1 stock split 11/19/2004 2 for 1 stock split 1/1/2012 Founder Barclay Simpson appointed Chairman Emeritus, Tom Fitzmyers appointed Chairman, Karen Colonias appointed to President & CEO 10/30/2017 Announced 2020 Plan 7/29/2019 Updated certain 2020 Plan targets 3/23/2021 Announced 5 Year Company Ambitions & Key Growth Initiatives 12/31/2021 SSD closes at all-time high of $139.07 12/29/2021 Announced Binding Offer to Acquire the Etanco Group Compound annual growth rate of 15.0% as of January 4, 2022 since the 1994 IPO

6 • Innovation • Research & Testing • Technology • Technical & Field Support • Training • Product Availability Long-standing, successful relationships with: • Engineers • Code Officials • Builders • Contractors • Lumberyards • Home Centers • Pro Dealers Our Strong Business Model • Connector Market Leader • 98 of Top 100 Builders • Thousands of Stocking Dealers & Retailers • Millions of Specifications • Diverse Construction Market Segment Portfolio • 14,000 Standard and Custom Wood Products • 3,300 Standard and Custom Concrete Products We engineer, test and manufacture structural connectors, anchors, fasteners, software solutions and other products for new construction, repair and remodel, and do-it- yourself markets. Note: Statistics as of March 2021.

Our Multilayered Approach

Innovation

- 584 Patents & Trademarks
- 77 Patents Pending
- 229 Code Reports

Research & Testing

- 7 Accredited Test Laboratories
- Partnerships with Key Universities

Technology

- 55 Software and Web-App Solutions for Trade Professionals to create, enhance and complete any job
- 500K+/yr (40K/mo) Web App Usage
- 2M Downloaded Drawings
- Tailored, Integrated Technology Offering to select, visualize, specify, approve or buy our products
- Outdoor Living Software for Homeowners (B2C)

Technical & Field Support

- 307 Engineers
- 443 Field Sales Reps
- Thousands of Jobsite Visits

Training

- 26 Training Centers
- ~1,000 Training & Product Knowledge Workshops/yr
- 7,000+ Webinar Attendees/yr
- 24/7 Online Classes
- Tailored Training Programs for Key Customers

Product Availability

- 94.5% Product Fill Rate (98% North America)
- 48-hour Turnaround on Specials
- Same-day Shipping Availability

Note: Statistics as of March 2021.

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8 Core Addressable Market(1) Wood Connectors & Truss Concrete Market Size $15.0 B Addressable Market $1.3 B (9%) SSD Share $185 M (14%) Market Size $5.8 B Addressable Market SSD Share $190 M (19%) Market Size/ Addressable Market $2.5 B SSD Share $891 M (36%) Fasteners $1 B (17%) (1) Note: Market share based on net sales as of the full year ended December 31, 2020. Market sizes based on internal estimates using information as of December 31, 2020. Includes North America, Europe and Pacific Rim. Many opportunities to expand into adjacencies and to create new markets

9 Commitment to Growth OEM R&R / DIY STRUCTURAL STEEL MASS TIMBER KEY GROWTH INITIATIVES FOCUSED ON: CONCRETE LEADER IN ENGINEERED LOAD-RATED CONSTRUCTION FASTENING SOLUTIONS LEADER IN CUSTOMER-FACING TECHNOLOGY

10 OEM RATIONALE KEY GOAL STRATEGY • >$90 M total addressable market primarily with fastening technologies • Potential to develop other engineered solutions • 2,500 existing Simpson products applicable for OEM needs • Our solutions make the industry more efficient • Aligned with the Simpson business model Increase our market share in OEMs. • Lead with fasteners: Market and sell existing product line • Leverage existing anchor product line • Engineer and launch value-added OEM-specific structural solutions • Leverage Simpson Strong-Tie engineering testing capabilities • Develop direct and distribution sales channels • Utilize external innovation opportunities

11 Truck Bed Screw Strong Drive® TIMBER Screw Quick Drive® OEM Spotlight Existing line of fasteners and anchors for OEM Truck bed and crating installations using Quik Drive® tool and collated fasteners SOLUTION Racking installation using Titen HD® Anchors Stainless-Steel Titen HD® Anchor

12 RATIONALE KEY GOAL STRATEGY • $500-$700 M total addressable market: decks, patios, porches, pergolas, gazebos, fencing and garage organization • Existing product line with potential for several extensions • Established channel/partners • Proven approach with Outdoor Accents • Aligned with the Simpson business model R&R / DIY Expand brand positioning: Be a known and trusted partner for R&R / DIY solutions. • Improve retail execution • Continue expanding product lines and increase in-store training • Enable consumers to customize, design and create bill-of-materials with software • Partner with home center brand advocates to maximize e-commerce sales • Utilize external innovation opportunities

13 R&R / DIY Spotlight SOLUTION Outdoor Accents® decorative hardware – two collections (architectural styles) for building outdoor structures. Mission Collection™ Avant Collection™ Outdoor Accents® hardware used to build pavilions

14 Mass Timber RATIONALE KEY GOAL STRATEGY • $200 M total addressable market • Strong double digit growth rate in N. America • Positive environmental impact • New market; many product opportunities • Aligned with the Simpson business model Become the engineers’ partner of choice for mass timber connections. • Extend current products and develop new product lines specific to the Mass Timber applications • Increase marketing efforts, leverage the brand and develop new relationships • Invest in additional research, testing and manufactured capabilities specific to mass timber • Utilize external innovation opportunities (1) Source: North American Mass Timber Report: 2020 State of the Industry

15 Mass Timber Spotlight New dedicated line of screws for cross laminated timber (CLT) SDS and SDWS CMSTCBH Simpson products utilized in CLT renovation project at an international airport in North America SOLUTION MDCST48 Simpson products utilized in construction of CLT commercial office building in Washington, D.C. SDHR and SDCP SDCF

16 Concrete RATIONALE KEY GOAL STRATEGY • $1.3 B total addressable market • Growth rate linked to infrastructure spend • Simpson is a recognized leader in concrete and cold-formed steel solutions • Many products and applications require engineering, testing and code approval • Aligned with the Simpson business model Become a recognized leader in concrete construction. • Develop focused market-specific playbooks • Expand our current product offering with an emphasis on innovative, cost-saving solutions • Invest to further expand our engineering and testing capabilities • Develop a stronger partner/applicator network • Optimize operational footprint • Utilize external innovation opportunities

Concrete Spotlight

SIMPSON Manufacturing COMPANY

SOLUTION

A wide range of product solutions for concrete and masonry projects.



44oz. Carbon Fabric


SIMPSON
Strong-Tie
SET-3G
Epoxy
22 fl oz

SET-3G™ Adhesive



Heli-Tie™ Helical Stitching Tie



Asphalt repair conducted at Company parking lot


JLG

Carbon fabric used as fiber-reinforced plastic (FRB) installation on a concrete structure

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18 Structural Steel RATIONALE KEY GOAL STRATEGY • > $770 M total addressable market • Structural steel construction is roughly half of the construction spend in North America • Field welder shortage: addressed by bolted structural connections • Bolted connections can improve productivity by 25% vs. welding • Seismic and non-seismic applications • Aligned with the Simpson business model Convert traditional welded connections to bolted connections. • Develop the bolted connection market by engineering premium construction products • Specify and sell direct to fabricators, erectors, installers and steel building manufacturers • Launch design tools for inclusion in commonly used engineering software • Invest in engineering, testing and production capabilities • Utilize external innovation opportunities

19 Structural Steel Spotlight Yield-Link® connection for structural steel framing Special moment frame Yield-Link® design used to build education buildings in California (left & above) and assisted living facility in Oregon (below) SOLUTION

Construction Fasteners

KEY GOAL

Be the global market leader in engineered / load-rated construction fastening solutions.

RATIONALE

- ~$1 B total addressable market
- Complementary to connector and lateral products
- Established building and construction channels and customers
- Ability to extend into new/OEM markets
- Established manufacturing and supply chain
- Market needs increased innovation
- Aligned with the Simpson business model

STRATEGY

- Develop critical mass by expanding our engineered fastener business for DIY/R&R, OEM and Mass Timber markets
- Provide innovative products that are preferred by both end-users and specifiers
- Develop industry-leading tools enabling specifications
- Expand brand positioning: known/trusted partner
- Optimize manufacturing and supply chain footprint
- Utilize external innovation opportunities




Strong-Drive
SDCF Timber-CF



20

Customer-Facing Technology Solutions

SIMPSON Manufacturing COMPANY


Builders
Lumberyards & Distributors
Engineers & Designers
Component / Truss Manufacturers
Repair & Remodel & DIY

- Accurate take-offs
- Options management

- Accurate take-offs
- EWP design software
- e-commerce

- Web apps
- Anchor Designer
- CFS Designer
- 3rd-party software plug-ins
- Digital drawing library

- Floor, roof and wall design software

- 3D Deck Planner
- 3D Pergola Planner

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22 North America $1,102 Europe $157 Asia/Pacific $9 Wood Construction $1,083 Concrete Construction $185 Strong Business Drives Stockholder Value Our 2020 Sales by Product… ($ USD Millions) and Across Operating Segments ($ USD Millions) $0.58 $1.04 $0.87 $1.05 $1.29 $1.38 $1.86 $1.94 $2.72 $2.98 $4.27 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 EPS(1) $0.40 $0.50 $0.50 $0.50 $0.55 $0.62 $0.70 $0.81 $0.87 $0.91 $0.92 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Dividends Per Share(2) (1) The enactment of the Tax Cuts and Jobs Act in December 2017 resulted in a provisional net charge of $2.2 million in the fourth quarter of 2017, or an impact of $0.04 per fully diluted share. (2) Chart represents annual dividends declared. Part of the 2013 dividend was accelerated due to uncertainty of changes to tax code in 2013. The dividend paid in December 2012 is included in 2013.

23 Historical Net Sales Our investments in adjacent products and markets have helped mitigate our exposure to a cyclical U.S. housing market over time. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 H o u s in g S ta rts (M ) ($ M ) North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts

24 19.9% 15.1% 13.2% 6.0% 14.1% 12.3% 9.4% 11.6% 13.3% 13.8% 16.5% 14.2% 16.0% 15.9% 19.9% 20.0% - 22.0%(2) 13.7% 5.9% (7.3%) (2.7%) 3.7% 1.1% 3.8% 5.4% 7.8% 9.9% 12.0% 12.6% 11.5% 9.5% 9.6% (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E Simpson Historical Operating Income Margin Versus Proxy Peer Average(1) SSD Proxy Peer Average (1) (1) Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX, USCR and WMS. (2) Fiscal 2021 operating margin outlook as of October 25, 2021. In fiscal 2022, the Company expects its operating income margin to decline between 400 to 500 basis points year-over-year as a direct result of rising material costs. Operating Income Margin Outperformance

25 33.8% 24.7% 20.0% 18.4% 12.2% 11.3% 10.8% 10.1% 9.8% 9.1% 8.9% 7.4% 6.5% 6.2% -23.7% -24.6% ROIC(1) Within Top Quartile of Proxy Peers(2) (1) Return on Invested Capital (ROIC) reflects latest fiscal year reported. See appendix for ROIC definition. (2) Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX, USCR and WMS. (3) Source: Company filings as of March 18, 2021.

26 Well-Positioned to Drive Growth We are well-positioned to execute our growth strategy given our demonstrated commitment to disciplined capital allocation and expense management. Thoughtful Deployment of Capital $119 $160 $206 $208 $58 $29 $38 $38 $28 $2 $3 $3 $37 $40 $40 $40 $70 $111 $61 $76 2017 2018 2019 2020 Cash Generated by Operations Capital Expenditures Acquisitions & Purchases of Intangible Assets Dividends Share Repurchases ($M) $193 $182 $142 $157 Improving SG&A as a % of Net Sales 31.2% 28.9% 27.9% 25.6% 2017 2018 2019 2020

27 • Tuck-in acquisitions • Strategic asset purchases Acquisitions • Repurchases of common stock • Quarterly cash dividends Shareholder Returns • Organic growth through strategic capital investments in business • Core capex Capital Deployment History $428.4 Million 2019 – YTD 2021(1) Cumulative Free Cash Flow ~25% ~64% ~2% Capital Expenditures (1) Time frame represents January 1, 2019 to September 30, 2021.

Use of Cash Priorities

Cash Flow From Operations	
Organic Growth / Acquisitions	Investing in growth initiatives (engineering, people, testing, etc.) Maintenance CapEx Potential M&A
Dividends	Maintain quarterly cash dividends(1) Consistently and moderately raise dividends
Debt Repayment	Maintain conservative leverage profile
Share Repurchases	Opportunistic share repurchases Capital return threshold(2) to be reevaluated in 2022 pending closing of the Etanco acquisition

(1) On October 19, 2021, the Company's Board of Directors declared a quarterly cash dividend of $0.25 per share. The dividend will be payable on January 27, 2022 to the stockholders of record as of January 6, 2022.

(2) *The Company's historical capital return threshold is 50% of free cash flow. The* Company defines free cash flow as cash flow from operations less capital expenditures.

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29 Acquisition Strategy • Strengthen our business model by expanding our product lines and developing complete solutions for the markets in which we operate • Improve our market share in our growth initiatives • Improve our manufacturing capabilities and efficiencies to reduce lead-times and bring production closer to the end customer • Leverage venture capital expertise to help identify potential strategic acquisitions or investments including innovative technologies of interest in the building space • Provides real-time market access to the latest industry technology trends and innovation

Binding Offer to Acquire the Etanco Group – Overview

SIMPSON Manufacturing COMPANY

Acquisition Target	▪ Acquisition of Etanco Group ▪ Net Sales[1]: €258M (~$291M) ▪ Operating Income Margin[1]: 19.7%
Financial Terms & Valuation	▪ €725M (~$818M[2]) purchase price ▪ Purchase price reflects ~11.9x of trailing twelve months unaudited EBITDA ▪ Target ~$30M annual operating income run-rate synergies (within 36 months following the closing of the acquisition)
Financial Impacts	▪ Expected to be accretive to earnings within first full year after closing ▪ ~500 bps improvement to Europe operating income margins by 2025 ▪ Trailing twelve months net debt-to-EBITDA of ~1.3x (as of September 30, 2021)
Financing Sources	▪ $100M of existing cash on balance sheet ▪ Increase existing Revolving Credit Facility from $300M to $450M ▪ Obtained commitment for $450M unsecured term loan from Wells Fargo Bank and MUFG Union Bank
Timing & Closing Conditions	▪ Expected close near the end of Q1 2022 ▪ Subject to satisfaction of certain customary conditions

(1): For the twelve months ended September 30, 2021 in accordance with French GAAP. Subject to change following conversion to IFRS or U.S. GAAP accounting standards.
(2): Reflects EUR to USD exchange rate as of December 22, 2021.

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31 Etanco Group – Strategic Rationale & Summary  Aligns with Simpson’s business model and values  Established brand reputation  Dedication to customer service  Broad portfolio of high-quality, innovative solutions  Supports 5-Year Company Ambitions  Promotes continued above-market growth relative to U.S. housing starts  Innovative leader in the European markets  Improves European operating income margin by ~500 by 2025  Augments Key Growth Initiatives  Broadens and balances portfolio of solutions, including entry into new commercial building markets  Establishes leadership position in fastener solutions  Increases Simpson’s market share and expands sales channels and geographical reach in Europe  Creates Significant Synergies  Drives growth, profitability and cost efficiencies

32  Etanco is a leading designer, manufacturer and distributor of fixing and fastening solutions for the building construction market in Europe  Established in 1952 and headquartered in Le Pecq, France  ~900 employees  8 manufacturing and distribution sites across Europe  Established brand reputation known for product reliability and focus on customer service  Dedicated technical assistance team  Best-in-class on-time delivery capabilities  Wide portfolio of solutions addressing all building envelope applications  Highly technical solutions with custom-made design and properties that meet market regulatory requirements  >80,000 SKUs  150+ patents  Well-balanced multi-channel go-to-market model  Strong historical financial performance  Well positioned to benefit from French regulation RT 2000  RT 2000 (‘RégulationThermique2000’), effective in 2021, requires buildings to produce more energy than they consume resulting in the need for more insulation and sophisticated fasteners  Wall and roof optimization is critical to improving thermal performance, resulting in a structural shift from internal to external insulation About Etanco Group

33 6 1 2 7 8 4 5 3 9 Etanco Group’s Key Products and Applications Waterproofing Fixing membrane to avoid water incursion 1 Roofing Fixing metal roof to a building structure 2 Cladding Fixing of protection panels 3 Facade Fixing metal, concrete or stone frameworks for façade backing lining 4 5 Anchors: For all purposes (inc. facades, safety & interior) 6 Safety Fixing & anchoring for fall-protection solutions Solar Fixing new solar panels on existing roofs 7 Overoofing Fixing new roof on existing obsolete roof Wood Fixing fasteners for wood structures 8 Primary Product Applications: Ancillary Product Applications: 9 Highly complementary product mix that expands into adjacent markets

34 Acquisition Expands Share of Addressable Market(1) $1.5 B (15%) (1) Market share based on net sales as of the full year ended December 31, 2020. Market sizes based on internal estimates using information as of December 31, 2020. Includes North America, Europe and Pacific Rim. Etanco’s leading position in European building solutions increases Simpson’s market share Wood Connectors & Truss Fasteners Concrete Market Size $2.5 B $5.8 B $15.0 B Addressable Market (%) $2.5 B (100%) $1.0 B (17%) $1.3 B (9%) Share (%) $891 M (36%) $190 M (19%) $185 M (14%) Wood Connectors & Truss Fasteners & Accessories Concrete Market Size $2.5 B $10.1 B $15.0 B Addressable Market (%) $2.5 B (100%) $1.5 B (15%) $1.3 B (9%) Share (%) $916 M (37%) $429 M (29%) $232 M (18%) Simpson Manufacturing Co. Simpson Manufacturing Co. + Etanco Group

35 Sustainability and Environmental and Social Responsibility “Our people are the most vital part of our business, and providing a safe, healthy, sustainable, and rewarding working environment is of fundamental importance.” – Karen Colonias • Issued 2019 ESG report in March 2020 (Inaugural Report) • Reported updated 2020 metrics in March 2021 • Established ESG task force • Hired ESG analyst • Engaged external ESG disclosure consultants and service providers • Continued effort to harmonize with SASB standards • Enhanced disclosure on Human Capital Management • Launching Diversity, Equity & Inclusion program • Renewed focus on employee health and safety At Simpson Strong-Tie, we operate in a safe and environmentally responsible manner to protect our employees, customers and communities while benefitting society, the economy and the environment. ENVIRONMENTAL PROTECTION, HEALTH & SAFETY MANAGEMENT POLICY SUSTAINABILITY EFFORTS TAKEN TO-DATE

36 5-Year Company Ambitions Strengthen our values-based culture Be the partner of choice Be an innovation leader in the markets we operate Continue above market growth rate relative to U.S. housing starts Continue expanding our operating income margin to remain within the top quartile of proxy peers Continue expanding ROIC within the top quartile of proxy peers 1 2 4 3 5 6

37 Appendix

38 A Pioneer in Construction Solutions 1956 1970 1984 1996 1997 1999 2005 Simpson structural connectors are the industry standard. 1994 NYSE LISTING (SSD) OUR FOUNDER BARC SIMPSON EXPANSION INTO CONCRETE EXPANSION INTO FASTENERS FIRST CONNECTOR CONNECTOR MARKET LEADER EXPANSION INTO WOOD SHEAR WALLS EXPANSION INTO FASTENING SYSTEMS 2001 OPENED TYE GILB TEST LAB EXPANSION INTO STEEL SHEAR WALLSFIRST HOLDOWN

39 A Pioneer in Construction Solutions (Continued) 2011 2013 2016 20192012 2008 2009 20202017 EXPANSION INTO SS FASTENERS EXPANSION INTO ORDINARY MOMENT FRAMES FURTHER EXPANSION INTO CONCRETE REPAIR AND CFS EXPANSION INTO SPECIAL MOMENT FRAMES EXPANSION INTO FRP/CARBON FIBER SOLUTIONS AND TRUSS SOFTWARE EXPANSION INTO BUILDER & LBM SOFTWARE EXPANSION INTO STRUCTURAL STEEL EXPANSION INTO OUTDOOR DECORATIVE HARDWARE FURTHER EXPANSION INTO OUTDOOR LIVING SOFTWARE Simpson is an innovation leader in fasteners, concrete repair, moment frames, construction software and structural steel solutions.

40 Commitment to Innovation: State-of-the-Art Test Labs We are dedicated to research, testing, engineering and innovation through our state-of-the-art test labs, which provides us with a better understanding of how structures perform, advances our design technology and improves building safety. WOOD CONCRETE FASTENER

41 Return on Invested Capital (“ROIC”) Definition When referred to in this presentation, return on invested capital (“ROIC”) for a fiscal year is calculated based on (i) the net income of that year as presented in the Company’s consolidated statements of operations prepared pursuant to generally accepted accounting principles in the U.S. (“GAAP”), as divided by (ii) the average of the sum of total stockholders’ equity and total long-term interest bearing liabilities, (which for the Company are long-term capital lease obligations), at the beginning of and at the end of such year, as presented in the Company’s consolidated balance sheets prepared pursuant to GAAP for that applicable year. As such, the Company’s ROIC, a ratio or statistical measure, is calculated using exclusively GAAP financial measures.

STRONG FOUNDATION. STRONGER FUTURE.